Exhibit 99.2

Investor Presentation September 2023 1

DISCLAIMERs Disclaimers — 2 Combination due to the failure to obtain approval of the stockholders of Golden Arrow ; (iv) the inability of the Company to satisfy other conditions to closing ; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; (vi) the ability to meet stock exchange listing standards prior to and following the consummation of the Business Combination ; (vii) the risk that the pendency of the Business Combination or time required to consummate the Business Combination disrupts current plans and operations of the Company ; (viii) changes in applicable laws or regulations ; (ix) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors ; (xi) the Company’s estimates of expenses and proﬁtability ; (xii) the evolution of the markets in which the Company competes ; (xiii) the ability of the Company to implement its strategic initiatives and continue to innovate its existing products ; (xiv) the ability of the Company to defend its intellectual property ; (xiv) the ability of the Company to satisfy regulatory requirements ; (xv) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all ; (xvi) the risk that the Company experiences difficulties in managing its growth and expanding operations ; (xvii) actual or potential conﬂicts of interest of Golden Arrow’s management with its public stockholders ; (xviii) failure to realize the anticipated beneﬁts of the Business Combination ; which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth proﬁtably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs related to the business combination ; (xix) the risk that the Business Combination may not be completed by Golden Arrow's initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Golden Arrow ; and (xx) other risks and uncertainties set forth in the portion of the annex to this Presentation entitled “Risk Factors”, the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Golden Arrow’s Annual Report on Form 10 - K ﬁled with the SEC on March 31 , 2023 , and other risks and uncertainties indicated from time to time in other documents ﬁled or to be ﬁled with the SEC by Golden Arrow . If any of these risks materialize or if the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that are not presently known to the Company or Golden Arrow or that the Company or Golden Arrow currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reﬂect the Company’s and Golden Arrow’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Forward - looking statements speak only as of the date they are made, and the Company and Golden Arrow undertake no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward - looking statements, whether as the result of new information, future events or otherwise, except as required by law . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Neither Golden Arrow nor the Company undertakes any duty to update these forward - looking statements, except as required by law . About this Presentation This investor presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between Golden Arrow Merger Corp . (“Golden Arrow”) and Bolt Threads Inc . (the “Company” or “Bolt”) . This Presentation does not contain all the information that should be considered with respect to the proposed Business Combination . It is not intended to form any basis of any investment decision or any decision in respect to the proposed Business Combination . This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Golden Arrow, the Company, or any of their respective affiliates . Forward Looking Statements Certain statements, estimates, targets and projections in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or Golden Arrow’s or the Company’s future ﬁnancial or operating performance . For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s services, expected cost reduction, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Golden Arrow and its management, and the Company and its management, as the case may be, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the Business Combination ; (ii) the outcome of any legal proceedings that may be instituted against Golden Arrow, the Company, the combined company or others following the announcement of the Business Combination and any deﬁnitive agreements with respect thereto ; (iii) the inability to complete the Business

Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be contained in the proxy statement/prospectus when available . You may obtain free copies of these documents as described above . This Presentation does not contain all the information that should be considered with respect to the proposed Business Combination . It is not intended to form any basis of any investment decision or any decision in respect to the proposed Business Combination . The deﬁnitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available . Financial Information The ﬁnancial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S - X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be ﬁled by Golden Arrow relating to the proposed Business Combination and the proxy statement/prospectus contained therein. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable . Neither Golden Arrow nor the Company has independently veriﬁed the accuracy or completeness of any such third - party information . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the proposed Business Combination . The recipient should make its own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as it deems necessary . Trademarks and Copyright This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Golden Arrow and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, i f any, to these trademarks, service marks, trade names and copyrights . Additional Information ; Participants in the Solicitation Golden Arrow will ﬁle a registration statement that includes both a proxy statement and prospectus, and other relevant documents with the Securities and Exchange Commission (the “SEC”) . Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents ﬁled with the SEC when they become available because they will contain important information about the Company, Golden Arrow and the proposed Business Combination . Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when ﬁled), as well as other ﬁlings containing information about the Company, Golden Arrow and the proposed Business Combination, without charge, at the SEC’s website located at www . sec . gov . Golden Arrow and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Golden Arrow’s shareholders in connection with the proposed cont. Disclaimers — 3

3 . 8 billion years of life on Earth has delivered a bounty of plants, animals, fungi, and microorganisms — providing humans with food, shelter, medicine, materials, and inspiration for innovative technology . Tapping this vast biodiversity has provided endless solutions and improvements to the human experience . As we tackle the challenges that threaten existing industries, biotechnology can serve as an invaluable problem solver . Tapping Biodiversity is expected to drive the next leg of humanity’s journey Introduction — 4

Many of The Most innovative MATERIALS on earth Can be Traced back to biologICAL ORIGINS + Rubbers & Elastomers + Dyes & Pigments + Adhesives + Fibers + Films + Optical Materials + Textiles & Nonwovens + And many more… Introduction — 5

Bolt Threads was created to enable a better future for people and planet. Our route to achieve this is simple — we tap biology to create WAY BETTER MATERIALS FOR A WAY BETTER WORLD. Introduction — 6

Company Overview 01

Bolt Threads IS A biomaterials PLATFORM to disrupt and transform the high - volume consumer goods industries + A pioneer business in the consumer biomaterials space, poised to enter the public market + Our key product, b - silk Œ is a fully biodegradable, non - toxic, and versatile ingredient for the beauty industry that has been on the market since 2020 + IP portfolio anchored by 49 granted patents and 171 pending patent applications + Debuted products with innovative brands including Vegamour, adidas, Stella McCartney, Lululemon, Ganni, and more + 13+ years of development and $300M+ invested in platform research and product development Apparel & Accessories made with Mylo Œ Company Overview — 8 Vegamour Hair Care Products with b - silk Œ B - silk Œ for Beauty & Personal Care Mylo Œ

CUstomer FEEDBACK & Scale UP Manufacturing & Product Line Expansion We scale and optimize manufacturing processes for the consumer goods market and create a sales platform that integrates customer feedback into our product development cycle and line expansion strategy FIND A BIOLOGY - BASED SOLUTION Initiate Deep R&D DEFINE G0 - TO - MARKET (GTM) STRATEGY Market Fit & Price Positioning Identify Market Need Market Opportunity Assessment We identify status quo ingredients and materials used in high - volume consumer goods that can beneﬁt from superior alternatives BOLT THREADS BIOmaterial innovation & commercialization PROCESS Company Overview — 9 Early Research & Techno - Economic Analysis We research nature - based solutions with potential to match or outperform existing technology, assessing the economic feasibility, and value proposition for key market segments Material & Product Development We begin prototyping to hone material properties and performance based on existing industry standards, unlocking IP, and patenting our technology We assess the economic landscape, set pricing, and reﬁne GTM strategy for high - impact product launches with brand innovators who drive awareness and demand for rapid consumer adoption

W e’ve spent over a decade researching, testing and developing materials that can replace the status quo of ingredients and processes found in manufacturing of high - volume consumer goods . Bolt Threads APPROACH TO DEEP Research & Development 1 Research and source organisms and exemplar materials that are readily available within nature 2 Narrow species and genotype, identify genetics, and engineer microorganisms for future production environment 3 Product prototyping, material testing and product application development with customers for existing industries 4 Engineer biological processes and chemistry to be compatible with contract manufacturing at commercial scale Company Overview — 10

BOLT THREADS' IP ADVANTAGE

We have developed an extensive portfolio of trade secrets over the course of 13+ years of biomaterials research, development, scale-up, and commercialization.

Bolt Threads has **49 granted** patents, with **171 pending** applications. B-silk™ is protected by a total of **131 pending** applications, **34** of which are **granted**.

The b-silk™ patent portfolio covers the full stack of the technology from DNA sequence through manufacturing through product applications.

Bolt Threads has four b-silk™ related **trademarks**, four Mylo™ related trademarks, and two Microsilk™ related trademarks.



220 FILED PATENTS COVERING B-SILK™ & OTHER MATERIALS
49 GRANTED PATENTS
34 GRANTED B-SILK™ PATENTS

BOLT THREADS
Company Overview — 11

Investment Overview 02

• All - primary transaction will result in gross proceeds of up to $50.6M, through a combination of: − Assumed $15.8M from GAMC’s $21.5M cash in trust (1) − $24.8M of committed ﬁnancing, consisting of: upfront bridge ﬁnancing and $19.8M of closing PIPE at $10.00 / share. Commitments from existing Bolt Threads shareholders, including Baillie Gifford, Temasek, Top Tier, Founders Fund, Formation 8, and Foundation Capital − An investment of up to $10.0M by the Golden Arrow Sponsor (6) • 20% of sponsor promote converted to earnout, vesting at $12.50 / share • Closing expected in Q1 2024 Transaction Summary Bolt Threads has entered into a deﬁnitive agreement to merge with Golden Arrow Merger Corp. (NASDAQ: GAMC), valuing Bolt Threads at a pre - money equity value of $250.0M Pro Forma Enterprise Value Sources $250.0 Bolt Threads Stock Consideration 15.8 SPAC Cash in Trust (1) 1.4 Bolt Threads Cash at Closing 19.8 PIPE - Existing Bolt Threads Shareholders 7.0 Bridge Financing (8) 8.0 PIPE - GAMC (6) 57.5 SPAC Sponsor Promote $359.5 Total Uses $250.0 Bolt Threads Stock Consideration (3) 35.0 Cash to Balance Sheet 7.0 Bridge Financing 57.5 SPAC Sponsor Promote (7) 10.0 Estimated Transaction Costs (4) $359.5 Total ($M, except per share amount) $10.00 35.1 Share Price Pro Forma Shares Outstanding (M) (2) $351.1 Post Transaction Pro Forma Equity Value 30.0 35.0 (+) Debt (5) ( - ) Cash $346.1 Pro Forma Enterprise Value Sponsor Shares GAMC Shareholders PIPE - Existing Bolt Threads Shareholders PIPE - GAMC ($M) (1) Assumes 25% redemptions (2) (3) (4) (5) (6) (7) (8) Includes 25.0M existing Bolt Threads rollover shares, 2.8M PIPE shares, 5.7M founder shares, and an assumed 1.6M public shares Reﬂects value attributable to all outstanding equity awards other than those subject to unsatisﬁed service - based vesting conditions; includes aggregate exercise prices of outstanding options and warrants Figures shown are estimates subject to change Balance outstanding as of September 22, 2023; discussions regarding potential restructuring in process Sponsor will invest up to $10.0M, consisting of up to $8.0M in the PIPE and $2.0M in interim bridge ﬁnancing; the amount invested in the PIPE will be reduced by any amounts remaining in GAMC’s trust on the closing date that are held by certain GAMC stockholders Excludes Sponsor earnout Funded in connection with the signing of the business combination agreement; includes $2.0M interim bridge ﬁnancing from Sponsor Transaction Overview Investment Overview — 13 Illustrative Pro Forma Ownership at Close (1) (2) Bolt Threads Illustrative Sources & Uses

Capital Allocation Strategy To reach proﬁtability Bolt Threads intends to invest in three primary areas: 1. Market Penetration : growing the customer base and number of SKUs in which b - silk Œ appears 2. Expand supply of b - silk Œ : bring on additional Contract Manufacturing Organizations [CMOs] for expanded capacity and business continuity of supply 3. Cost of Goods Sold [COGS] Optimization: iterative reﬁnement of the production process in each manufacturing campaign to continue improving COGS for b - silk Œ and expanding gross margins Bolt Threads is currently focused on the commercialization of the most market mature and low capital requirement products in their portfolio. B - silk Œ is a proprietary compound produced on our behalf by contract manufacturing organizations (CMOs). Driving costs lower in this process is a matter of scale, operating improvements, process improvements and continued work on strain and protein engineering with strategic partner Ginkgo Bioworks . From a ﬁnancial standpoint, in order to manufacture b - silk Œ , Bolt Threads requires a modest operating investment to bring online commercial infrastructure, NEGLIGIBLE capital investment, and minimal cash in inventory because of a make - to - order model. Focused Strategy AIMED AT reachING profitability Investment Overview — 14

Bolt Threads Founders & Investors Dan Widmaier, PhD | Chief Executive Officer & Co - Founder • Dan has carefully tended Bolt’s growth since 2009, using his passion and expertise to lead the company through technology development, expansion, and ﬁnancing. • Ph.D. in Chemistry and Chemical Biology from UC San Francisco, where his graduate research involved designing genetic circuits to control microbial organelles. David Breslauer, PhD | Chief Technology Officer & Co - Founder • David leads technology innovation and development at Bolt, creating and incubating biomaterials for improved consumer products . • Vast experience with biomaterials including graduate research on silk during his Bioengineering Ph.D. at UC Berkeley and UCSF. — Investors Include — Baillie Gifford Fidelity Investments Formation 8 Foundation Capital Founders Fund Mission Bay Capital TeMASEK HOLDINGS Top Tier Capital Partners Investment Overview — 15

• Over 25 years of successful leadership in Operations, Supply Chain, and Commercial strategy, across Direct - to - Consumer (DTC) and Business - to - Business (B2B) models at Unilever, Estée Lauder Companies, and Cosmetica Laboratories. • Deﬁned cross - functional approach to operational excellence and robust brand partnerships, underpinned by a commitment to innovation and unparalleled service. • 20+ years of experience in ﬁnance and investment, most recently as Chief Financial Officer of Eventbrite where he helped to guide the company through a successful IPO. • Former Director of Research, analyst, and portfolio manager at Legg Mason Capital Management for 15 years . • Experienced General Counsel specializing in highly regulated, multinational startups in the growth and go - public phases . • Emphasis on tech and IP - driven strategies and their interaction with regulators . • Prior experience in patent, commercial, antitrust, trade secret, class action, and consumer protection law over 8 years litigating at Quinn Emanuel . Cintia Nardi Chief Operations Officer Paul Slattery General Counsel Randy Befumo Chief Financial Officer Bolt Threads Management Team Investment Overview — 16

Golden Arrow Merger Corp Listed on Nasdaq in March 2021, Golden Arrow Merger Corp [“GAMC”] is a Special Purpose Acquisition Company [SPAC] Timothy Babich | CEO & CFO • Highly experienced ﬁnancial entrepreneur and founder of Nexxus Holdings, an investment ﬁrm that opportunistically invests in private and public companies. • Previously founded Fortelus Capital Management, a London - based, multi - billion - dollar investment manager. • Former Member of the General Partner at Silver Point Capital, a Greenwich, CT - based special situations fund. Jacob Doft | Chairman • Co - Founder and CEO of Highline Capital Management, L.P., a New York - based investment management ﬁrm focusing on complex opportunities in public and private equity markets. • Recently, Mr. Doft created vehicles to fund SonALAsence, an oncology therapeutics company, and Proscia, a digital pathology software player. Lance Hirt | Director • Managing Partner at Stonecourt Capital, a New York based private investment ﬁrm. • Former partner at private equity ﬁrm Lindsay Goldberg LLC, during which time he invested $10 billion across 35 portfolio companies. • Former Managing Director in the M&A department at Morgan Stanley and Operating Officer for global M&A. Andrew Rechtschaffen | Director • Founder and CEO of AREX Capital Management, an equities - focused investment ﬁrm with an opportunistic approach concentrated in three strategies : activism, catalyst - driven equities, and special situations . • Former Partner at Greenlight Capital . • Former Managing Director at Citadel Investment Group and founder of Obrem Capital Management . Independent Directors Brett Barth | Founder and Co - CEO of BBR Partners, a boutique wealth management ﬁrm Lloyd Dean | Former CEO of CommonSpirit Health Steven Klosk | Former CEO and Director of Cambrex Corporation. Jack Hidary | CEO of Sandbox AQ and highly accomplished entrepreneur, executive, and author. Investment Overview — 17

The founders of Bolt Threads have spent more than a decade working to develop innovative materials to be used across a range of applications. Bolt Threads has devoted millions of dollars of R&D investment towards developing products such as b - silk Œ — a novel protein polymer for beauty and personal care inspired by the same proteins found in spider webs — which are now well - positioned to be fully commercialized. The company has secured signiﬁcant participation in the PIPE from existing Bolt Threads investors, which include some of the most well - respected global investment ﬁrms. T he Golden Arrow team believes that Bolt Threads is a compelling partner for a SPAC combination: – Pursuing a large and expanding Total Addressable Market (TAM). – Rapidly building a strong brand with its customers. – Operating in a sector with high barriers to entry. – Leveraging R&D to become a leading platform for sustainable materials development. The Golden Arrow team has several decades of collective experience investing in both public and private companies and will provide a strong strategic perspective to Bolt Threads as it transitions to a public company . Separately, the Golden Arrow sponsor group and its affiliates are investing up to $ 10 M in connection with the transaction . Bolt Threads + Golden Arrow Merger Corp Partnership A Strategic Partner to Bring Innovation to the Public Sector Investment Overview — 18 An Innovative Company Solving Critical Problems Across Industries

INVESTMENT HIGHLIGHTS 1 Mission - driven, innovative biomaterials product platform Up to $4.0B initial product market within the $20B (1) ingredients and the $371B (2) global beauty & personal care markets 2 Differentiated patent - protected product, offering a highly compelling value proposition 3 Deep bench of branded customer relationships, enabling rapid product iteration and commercialization 4 Potential for attractive ﬁnancial proﬁle through scale and innovation 5 Numerous growth opportunities for new molecules and materials from nature to meet customer needs 6 7 Experienced and multi - faceted leadership team (1) Comprises $17B Silicone Market, per Global Market Insights (GMI), Jul - 22 and $3.5B Cosmetics Active Ingredients Market, per Research and Markets, Jan - 23. (2) Euromonitor and Grand View Research. See appendix for source tables. Investment Overview — 19

Key Product Overview 03

B olt Threads’ novel protein polymer for beauty and personal care (BPC) is inspired by the same proteins found in spider webs . This proprietary polypeptide effectively replaces silicone elastomers in a broad range of formulations, while offering added active beneﬁts to skin, hair, and other applications . M E E T b - silk Œ Key Product Overview — 21

HOW WE MAKE B - Silk Ρ DEEP R&D We invested over 13+ years to study spider silk proteins and mined the genome to arrive at this exceptional material made from nature’s own building blocks — peptides FERMENTATION We produce b - silk Œ at commercially relevant scale leveraging existing and highly experienced third party fermentors COMMERCIALIZATION The isolated and purified silk protein powder is sold to brand customers in the beauty and personal care (BPC) industry Key Product Overview — 22

B-SILK™
BOLT THREADS

ACTIVE BENEFITS FOR BOTH FORMULATORS & CONSUMERS

Even at decreased loading levels,* **b-silk™ matches or exceeds silicone elastomer performance** across categories including skincare, hair care, color cosmetics, and suncare.

- + **SILKY SOFT DRY-DOWN FOR SKIN AND HAIR**
- + **LIGHTWEIGHT YET SUBSTANTIAL FILM FORMATION**
- + **DOES NOT BUILD UP OVER TIME**
- + **MATTIFIES THE SKIN, NON-GREASY DRY DOWN**
- + **EVEN SPREADABILITY AND QUICK ABSORPTION**
- + **PIGMENT PAYOFF AND LONG-LASTING WEAR**
- + **STYLING AND CURL RETENTION**

** Loading levels could decrease from 1:1 to 1:5 [b-silk™: silicone elastomer] replacement depending on application. See slide 42 for example.*

Key Product Overview — 23

Market Opportunity Assessment 04

Fleeting CONSUMER Benefit Silicone elastomers provide status quo beneﬁts to consumers, offering the temporary illusion of smoothness and moisture, but the effect vanishes when washed off skin and hair. The beauty industry relies upon silicone elastomers in a vast array of formulations. This synthetic ingredient leaves microplastics in our water system and is coming under intense regulatory pressure . Manufacturers HAVE LONG BEEN searching for BETTER alternatives, but to date there have been FEW suitable substituteS. THE INDUSTRY Problem: Market Opportunity Assessment — 25

BOLT THREADS' SOLUTION:

A biobased, biodegradable alternative to silicone elastomers with active benefits for consumers, formulators, and the environment.

	SILICONE ELASTOMERS	B-SILK™
CHEMISTRY	*Synthetic [petrochemical and silicon-based]*	***Biobased**: produced using simple inputs [sugar, water, yeast]*
FORMULATION BENEFITS	*Industry Standard*	***A drop-in alternative to silicone elastomers**, matches or outperforms across various metrics in blind comparison trials even **at reduced loading levels***
APPLICATIONS	*Skincare, haircare, cleansers, cosmetics*	***Skincare, haircare, cleansers, cosmetics***
PERFORMANCE BENEFITS	*Baseline Standard*	***Clinically backed to give the appearance of 2.5x firmer and more elastic skin, make the cosmetic signs of aging less noticeable, and to offer 2x pollution wash off***
END OF LIFE	*Biopersists, creates micropollution*	*Biodegradable, environmentally friendly*

Source: Clinical Trial, ACS Biomaterials Science and Engineering [11]

BOLT THREADS

Market Opportunity Assessment — 26

INDUSTRY LEADERS DISCLOSE EXTENSIVE USE OF SILICONES DESPITE QUESTIONABLE IMPACT

Source: L'Oreal, Inside Our Products [1]*

"

WHAT ARE SILICONES?

Silicones are synthetic ingredients that come in the form of oils and gels with a more or less thick texture.

To identify them in our products, take a look at the ingredients list on packaging. They can be found under names such as:

DIMETHICONE	CYCLOPENTASILOXANE	DIMETHICONOL
PHENYL TRIMETHICONE	AMODIMETHICONE	CYCLOMETHICONE.

The easiest way to identify silicones is to look for words that end in one of these: *–cone, –conol, –silane or –siloxane."*

"

WHAT ARE THEY USED FOR?

Silicones are used in some cosmetic products thanks to their unique sensory benefits and properties, as long lasting effect in lipstick. Silicones are smoothing: they give products like creams or make-up a silky, spreadable, luxurious texture. They also give shine and softness in shampoo and other hair care products."

"

WHY ARE THEY QUESTIONED?

Silicones are accused of build-up effect on skin and hair. The sensorial feels are also discussed: a quick hair lubrication and a non-soft touch on skin.

Silicones are not easily biodegradable in the environment, meaning some silicones accumulate.

The silicone called cyclotetrasiloxane (D4) is suspected of having carcinogenic, mutagenic or toxic effects for reproduction. This ingredient is forbidden by European Regulation."

** See Appendix for additional source information*

BOLT THREADS

Market Opportunity Assessment — 27

THE SHIFT AWAY FROM SILICONES IS DUE TO A Combination of regulatory Pressure, Consumer FEEDBACK, & Brand Ethos GROWING REGULATORY PRESSURE The European Union restricts D 4 and D 5 to 0 . 1 % or less in wash - off personal care products in 2020 . It is expected to add D 6 to that restriction and extend it to leave - on products and other consumer goods as soon as this summer . The European Chemicals Agency lists D 4 , D 5 , and D 6 as persistent, bioaccumulative, and toxic . All linear silicones are also under review due to their environmental impact and expected to be regulated by 2028 - 2030 . Neslihan Utkan , who leads the Americas personal and home care division of the chemical maker Clariant , says the EU restrictions are driving consumer product makers to reformulate without silicones . She says her customers expect the bans to spread both in scope and geography, and they want to be ready . They also prefer to have one formulation they can sell around the world . Source: Chemical & Engineering News, May 2023 [2] GROWING Consumer FEEDBACK Despite the industry effort to defend silicones, consumers search for silicone - free formulas for ten common reasons : 1. Silicone clogs your pores 2. Silicone blocks other ingredients from absorbing into the skin 3. Silicone can cause breakouts, irritations, and acne 4. It does not support skin health 5. Silicone can dehydrate your skin 6. Silicone slows down cell turnover 7. Silicone is difficult to remove from the skin 8. Silicone is bad for the environment 9. Silicone can accelerate aging 10. Silicone is a chemical and is not natural Source: Fitﬂow Beauty, July 2019 [3] BRAND ETHOS & ESG COMMITMENTS Beauty brands’ main growth drivers are innovation and brand ethos . Consumers align purchases to three things : product efficacy, brand ethos, and brand Environmental, Social, and Governance (ESG) efforts . Brand leaders aren’t afraid to speak to silicone’s lack of performance beneﬁts coupled with environmental drawbacks : “Silicones, despite having delightful mechanical properties as ﬁlm formers and waterprooﬁng agents, don’t belong in beauty or personal care products . They are bioaccumulative substances, meaning they build up in the ecosystem and often end up in the tissues of the living beings within that ecosystem . They aren’t known to be very good for your skin either . ” — BRETT BILLON Co - Founder, Plume Cosmetics Source: Beauty Heros, May 2023 [4] Market Opportunity Assessment — 28

INDUSTRY LEADERS NOTE CONSIDERABLE CHALLENGES WITH CURRENT SILICONE-FREE ALTERNATIVES FOR NATURAL FORMULATIONS

Source: Chemical & Engineering News May 2023 [5]

“ The chemical distributor **UNIVAR SOLUTIONS** has both silicones and silicone replacements. “If a customer is interested in a specific skin feel and they are not averse to using silicones, that’s probably the best option,” says **ARNITA WOFFORD**, Univar’s Global Marketing And Technical Director for beauty and personal care. “The customer who comes in and says, ‘I want this long-wear, waterproof eyeliner, but I want it to be 100% natural,’ well, let’s take a step back. If you’re not willing to use any synthetic ingredients, you will not achieve that goal. So it’s also our job to keep them honest and manage their expectations.”

“ **BASF**, which doesn’t make silicones, has been working on alternatives for more than a decade, says **JOEL BASILAN**, the firm’s head of Application Technology For Personal Care in North America. “We know that this is a trending need, so we continue to innovate in this area.”

“ **DIANE DABKOWSKI**, a chemist and R&D manager at **AVON** says the company has evaluated the replacement offerings from numerous suppliers. In general-purpose lotions and products in which silicone is a minor ingredient, the replacements are OK, she says, but not when the silicone is part of the backbone of the formula.

“THE KEY THING THAT REALLY GOT PEOPLE LOOKING AT SILICONE IS LACK OF BIODEGRADABILITY” –NEIL BURNS, P20 SCIENCE

“ **ISABEL ALMIRO DO VALE**, Global Marketing And Strategy Director For Personal Care at **DOW**, says *the industry focus on biodegradability puts silicones at an unfair disadvantage* because their degradation mechanisms aren’t biological.

BOLT THREADS

Market Opportunity Assessment — 29

INDUSTRY GIANT UNILEVER SPEARHEADS A COMMITMENT TO BIODEGRADABILITY Source: Unilever, May 2021 [6] “ Through our Safety and Environmental Assurance Centre (SEAC) team, we have always assessed our ingredients to ensure e n vironmenta l safety, but we kno w that consumers want even more reassurance . “ For every product that currently includes non - biodegradable materials, we will either remove the ingredient and replace it with a similar biodegradable alternative or reformulate the product . ” — Ian Malcomber, Unilever SEAC’s Chemical Safety Programme Director “ By 2030, all the ingredients we use in our products will biodegrade completely & quickly. ” When people use home, beauty and personal care products – from shampoos and body washes to laundry detergents and washing - up liquids – they end up going down the drain . That’s unavoidable – it’s simply how they function, to do what they do . But we want to make sure that, in doing so, our products are kind to the planet . Market Opportunity Assessment — 30 “

$16.7B to $19.9B Global Silicone Market Global Market Insights: Silicone Market size exceeded $16.7B in 2021 and is poised to register around 6% compound annual growth rate (CAGR) from 2022 to 2030 Grand View Research : The global silicone market size was valued at $ 19 . 9 B in 2022 and is expected to expand at a CAGR of 6 . 1 % from 2023 to 2030 3 $6.3B to $10.0B Global Silicone Elastomer Market The silicone elastomer market was evaluated at $10B in 2020 by Global Market Insights and Grand View Research projects $6.3B for 2023 reaching $12.6B by 2030 at 10.3% CAGR 2 TAM: $3.3B to $4.0B Silicone Elastomers in the Personal Care and Consumer Goods Market Management estimate based on 3rd party research* 1 Silicone MArket overview Sources: Grand View Research, Silicone Market Size, Share & Trends Analysis Report [7] and Global Market Insights , Silicone Market Report & Forecast [8] See Appendix for complete source information. Market Opportunity Assessment — 31

Silicones are mainly used in: Hair Care Products: Silicones, especially dimethicone, are commonly found in shampoos, conditioners, and hair serums. They give a smooth and shiny ﬁnish to the hair, help in detangling, and protect hair from heat damage. As consumers continue to invest in haircare and styling products, the demand for silicones is expected to grow. Skin Care : Silicones like cyclomethicone and dimethicone are used in skincare formulations for their smoothing properties . They help in providing a silky texture to products, making them spread easily on the skin . This is especially valuable in products like moisturizers, sunscreens, and primers . Makeup: Silicones play a vital role in the formulation of makeup products, including foundations, primers, mascaras, and more. They help in providing longevity, water resistance, and a smooth application. Anti - Aging Products: Silicones can assist in ﬁlling ﬁne lines and giving a plump appearance to the skin, making them a popular choice for anti - aging formulations. Deodorants and Antiperspirants: Silicones help in improving the texture of these products and can aid in providing a smooth glide during application. The total global beauty and personal care products market size was estimated at $518.6 billion in 2022 and is expected to grow at a compound annual growth rate (CAGR) of 7.7% from 2023 to 2030. Source: Grand View Research Report [9] Product Segments included: + Skin Care + Hair Care + Color Cosmetics + Fragrances + Others *For the purpose of this market study only colour cosmetics, skin care and hair care product were included adding up to $371B Retail Market. See Appendix for Additional Source Data Beauty & Personal care global target market size: $371B* Market Opportunity Assessment — 32

MAJOR PLAYERS DOMINATE THE BPC INDUSTRY BUT ALLOW FOR DEEPER MARKET PENETRATION FOR WINNING INGREDIENTS Source: Insider, “These 7 Companies Control Almost Every Single Beauty Product You Buy” [10] These seven megacompanies — Estée Lauder Companies, L'Oréal, Unilever, Procter & Gamble, Shiseido, Johnson & Johnson, and Coty — employ thousands of people around the world and make billions of dollars in revenue every year.” These brand groups are key growth customers for introducing new ingredients, validating efficacy in the market, and driving consumer awareness and engagement across segments. Johnson & Johnson Market Opportunity Assessment — 33 L'Oréal Unilever Procter & Gamble Coty Estée Lauder Shiseido “

B - silk Œ Value Proposition & Market Differentiators 05

B-SILK™

VALUE PROPOSITION

B-silk™ is result of **13+ years of deep R&D**. Now, this patented and proprietary polypeptide is ready to effectively meet the market demand **to replace silicone elastomers across Beauty & Personal Care—**

BIOBASED & BIODEGRADABLE

Unlike silicone elastomers, b-silk™ is biodegradable

B-silk™ is USDA Certified Biobased product

Vegan Verified by Eurofins Chem-MAP

Microbiome friendly

FORMULATOR FRIENDLY

B-silk™ is highly versatile — it is stable, robust, and does not negatively react with other ingredients found in skincare, suncare, color cosmetics, or haircare.

CLINICALLY PROVEN CONSUMER BENEFITS

B-silk™ has been on the shelf in hair care products since 2020 and boasts 20+ established benefits, including giving the appearance of firmer and more elastic skin, making the cosmetic signs of aging less noticeable, increased pollution cleansing, hair curl retention, and more.

B-silk™ Value Proposition & Market Differentiators — 35

INCI: SR-SPIDER POLYPEPTIDE-1 OLIGOPEPTIDE-178

CAS#: 1852460-76-4

B-SILK™ IS BIOBASED & BIODEGRADABLE

B-silk™ is a **silk polypeptide powder** with a distinct microstructure that lends towards versatile performance and biocompatibility.

It has the ideal proportion of **strong and flexible peptide segments** that naturally crosslink into a hydrophilic powder with silicone elastomeric properties, but *unlike* silicone elastomers, b-silk™ does not **biopersist** at wash off.

USDA CERTIFIED BIOBASED PRODUCT PRODUCT 100%

VEGAN VERIFIED eurofins | Cosm-MAP

Microbiome friendly® MyMicrobiome.info

BOLT THREADS

B-silk™ Value Proposition & Market Differentiators — 36

B-SILK™ IS FORMULATOR FRIENDLY

B-silk™ is stable, robust, and does not negatively react with other ingredients, making it an attractive ingredient for the industry's leading formulators. This versatility allows for added benefits across product categories and consistent silky soft textures in a wide range of formulations.

FORMULATION BENEFITS

- + *Sensory modifier / texturizer*
- + *Lightweight film former*
- + *Rheology modifier*

NOTEWORTHY PROPERTIES

- + *Compatible with typical solvents*
- + *Compatible with surfactants*
- + *Stable in the pH range of 3-9*
- + *Stable at elevated temperatures (i.e. 80°C)*
- + *Can be added at any stage of the formulation process*



Cream & Gel Moisturizers



Serums



SPFs



Facial Cleansers



Shampoos



Hair Conditioners



Leave-in Hair Treatments



Masks & Waterless Formulas



Color Cosmetics & Pigmented Formulations

BOLT THREADS

B-silk™ Value Proposition & Market Differentiators — 37

B-SILK™ HAS LAB-PROVEN BENEFITS IN HAIR CARE

B-silk™ is a vegan alternative to animal-derived keratin.

B-silk™ delivers curl retention, style control, and shine that is soft to the touch and does not weigh down hair.

The addition of b-silk™ in shampoo formulations has shown improved wet and dry combing when compared to formulas without b-silk™ and products that rely on silicone elastomers to achieve sensorial effects.



1% B-SILK™
5% SILICONE ELASTOMER
VEHICLE CONTROL

In this trial, hair was treated with a leave-in hair styling serum and then curled. Hair was then exposed to 50℃ and 70% humidity for 8 hours.

The b-silk™ sample exhibited **35% more curl retention** than the silicone elastomer sample.

Source: B-silk™ for Hair Care: Curl Retention Study[13]

BOLT THREADS

B-silk™ Value Proposition & Market Differentiators — 38

“I have really dry and frizzy hair that is starved for hydration. This shampoo left my hair feeling so much healthier, in just one use. The frizz level was deﬁnitely reduced and my hair strands did not ﬂy away as much as they usually do.” “Vegamour is a good product for taming the frizz without weighing my tresses down. My hair remained light & manageable with a beautiful shine, and soft salon ﬁnished tresses.” “Truly amazing how this product softens your hair without it feeling weighed down by products.” “It makes your hair soft, shiny, and smell good. I love it!” Source: Vegamour Customer Reviews, GRO Revitalizing Shampoo and Conditioner Kit [14] Consumer Testimonials For Hair Care B - silk Œ Value Proposition & Market Differentiators — 39

CLINICALLY - PROVEN BENEFITS IN SKINCARE B - silk Œ forms a blanket on your skin, improving pollution cleansing and giving the appearance of ﬁrmer, more elastic, and lifted skin, making ﬁne lines and wrinkles less noticeable . Additionally, quantitative measurements showed no difference in skin pH and microbiome compared to baseline and empty vehicle control . Source: Clinical Trial, ACS Biomaterials Science and Engineering [11] Forms a layer on skin Makes skin appear firm & lifted Gives the appearance of double skin elasticity and ﬁrmness compared to vehicle control Doubles pollution wash off compared to vehicle control B - silk Œ Value Proposition & Market Differentiators — 40

B-SILK™ OUTPERFORMS SILICONE ELASTOMERS IN SUNCARE TESTING

Sunscreens have a reputation for being occlusive, heavy and very oily on the skin. When b-silk™ is added to a SPF formulation, it decreases the film feel and oiliness while absorbing quickly and leaving a soft dry down compared to formulas using silicone.

FORMULATOR TESTIMONIALS

"The data is nothing short of impressive as it demonstrates the version containing b-silk™ protein to be the most favorable sample. It matched the scores of the control in playtime and softness, but surpassed it in all four remaining categories."

"This final data shows b-silk™ was able to substitute silicones in sunscreen to reproduce results, and even improve the product."

Source: B-silk™ Blind Trial: Natural SPF 30 Version Comparison [15]



ABSORPTION
1 = Slow
5 = Fast
1.5% B-SILK™ FORMULA
2% SILICONE FORMULA
WHITE CAST
(Once absorbed)
1 = High
5 = Low
FILM
1 = Occlusive
5 = Lightweight
1
2
3
4
5
SOFTNESS
1 = Not soft
5 = Soft
OILINESS
1 = Greasy
5 = Not Greasy
SPREADABILITY
1 = Difficult
5 = Easy

BOLT THREADS

B-silk™ Value Proposition & Market Differentiators — 41

Consumer Testimonials For Skincare

"Love, love, love! My skin has visibly re-gained its youthful glow. My pores shrunk in size. This product did not strip my face of it's natural barriers, instead it added benefits to help my skin withstand environmental abuse."

"I loved how it felt silky smooth upon application. No greasy feeling or leftover residue at all."

"I absolutely LOVE this product, and I absolutely can't imagine life without it now! I have even completely stopped using face make-up (concealer, foundation, powder) after 2 weeks of using, and my skin looks incredible! The fine lines and wrinkles under my eyes are almost invisible, and the deep lines on my forehead have improved dramatically!"

Source: Customer Reviews, Eighteen-B Skincare Products with b-silk™.[12]

BOLT THREADS



B-silk™ Value Proposition & Market Differentiators — 42

LAB-PROVEN BENEFITS OF B-SILK™ IN MASCARA TESTING

When b-silk™ is added to mascara formulations, the material possesses the ability to give the appearance of longer and more voluminous lashes.

Trials showed smooth, creamy application with no tugging on the lashes. Results show feathered panorama look and intense pigment with one swipe application. B-silk™ enables existing formulas to be layered without clumping, creating the sense of weightless lashes that are soft with excellent length and volume coverage.


EMPTY
CONTROL
CONTROL + 10% B-SILK™
ILIA LENGTHENING
URBAN DECAY VOLUMIZING
BARE
BARE

Source — B-silk™ in Color Cosmetics: Mascara Study [16]

BOLT THREADS
B-silk™ Value Proposition & Market Differentiators — 43

“B - silk Œ is deﬁnitely adding a point of difference in the mascara. The lashes remain soft yet feel reinforced. Not your typical crunchy mascara.” Source: B - silk Œ in b - silk customer feedback during mascara formulation testing stage [17] FORMULATOR FEEDBACK “B - silk Œ powder possesses the ability to volumize and lengthen lashes with any type of mascaras, even without changing the existing formula.” “It can also act as a great lash primer to increase volume.” “A b - silk Œ gel (20% b - silk Œ in water) by itself can achieve a nice lengthening and deﬁned eyelash look.” Source — B - silk Œ in Color Cosmetics: Mascara Study [18] Consumer Testimonial For Mascara Trial B - silk Œ Value Proposition & Market Differentiators — 44

B-SILK™ OUTPERFORMS SILICONE ELASTOMERS IN COLOR COSMETICS TESTING

B-silk™ produces a clean cosmetic formulation that delivers vibrant, long-lasting color that has a matte, non-greasy finish.*

In a consumer perception panel (n=75), b-silk™ **matched** silicone elastomer performance at decreased loading levels for afterfeel, matte finish, color payoff, and long-lasting wear.

**Under Credo and Sephora performance standard comparison measurement method*
Source: B-silkTM for Color Cosmetic: 3-in-1 Color Cream Study [19]



APPLICATION
WIPE OFF
1% b-silk™
5% silicone elastomer

In this trial a pigmented 3-in-1 color cream formulation was prepared with **1% b-silk™** and **5% silicone elastomer** and evaluated for its aesthetic profile.

The b-silk™ formulation outperformed the silicone elastomer formulation for substantiation to skin and yet was easy to wash off.



LONG-WEAR
1 - short
5 - long
5% ELASTOMER
1% B-SILK
5
4
3
2
1
AFTERFEEL
1 - greasy
5 - not greasy
COLOR PAYOFF
1 - low
5 - high
MATTIFICATION
1 - shiny
5 - matte
SOFTNESS
1 - not soft
5 - soft

Blind Comparison Test

Consumer panelists (n=75) were asked to compare the two formulations as a Cheek Color on a scale of 1-5 for five different attributes. Panelists tested the products on their face for 3 days. Skin types varied from oily, dry, and combination.

BOLT THREADS
B-silk™ Value Proposition & Market Differentiators — 45

Growth Strategy 06

A Direct to Consumer (DTC) Brands drives volume, market presence, & Consumer Demand This group combines Indie Brands and Established Brands from prestige to mass. They may or may not own internal R&D and manufacturing capabilities. B Beauty & Personal Care Custom Manufacturers drives speed and volume This group develops and manufactures ﬁnished products for DTC brands, especially the ones without internal manufacturing capabilities and introduce innovation to the industry. C Leading Silicone Elastomer Manufacturers & Distributors drives speed and volume This group is losing market share to alternative materials and is searching for opportunities to recover revenue or expand into new and established brands. B - silk Ρ SALES BPC MARKET SEGMENTATION B - silk Œ ’s value proposition as as a highly versatile, biodegradable replacement for silicone elastomers with clinically backed consumer beneﬁts positions us to penetrate the market via three major segments — Growth Strategy — 47

1 Market Penetration SCALE FOR Target market Meet demand for silicone elastomer alternative in beauty and personal care industry TAM: $3.3B - $4.0B Growth Strategy — 48 2 Product Line Expansion for BPC Within the coming quarters Three new variants identiﬁed based on customer feedback and market study New Form Factors Value - add variant Application - Specific Variant 3 Market Expansion Pending Cost of Goods optimization Adhesives and home care industry also consume silicone elastomers Potential for new & cost effective variant In next 5 yRs 4 Product Diversiﬁcation As the business matures New molecules for consumer goods industries and commercial readiness from current pipeline R&D efforts gated by business case approval B - silk Ρ MARKET GROWTH STRATEGY

B-SILK™ PRICE STRUCTURE & PATH TO COMPETITIVE COST

B-silk™ supports lower loading levels compared to silicone elastomers (1:4-1:10‡) which enables formulators to achieve Cost of Goods Sold [COGS] targets without affecting performance. Nevertheless the focus on cost efficiencies is expected to expand the usage of b-silk™ to unlock mass market adoption via:

- PROCESS DEVELOPMENT IMPROVEMENTS (85% DEVELOPED)
- ECONOMY OF SCALE BASED ON MINIMUM ORDER QUANTITIES [MOQ]
- NEW STRAINS (UNDER R&D WORK)

Projected b-silk™ Manufacturing Cost Over Time



Cost/kg
Percent of 2021/2022 Production Cost
2021-22
H1 - 2023
H2 - 2023
Q1 - 2024
Q2 - 2024
Q3 - 2024
2025

Initial bid from new contract manufacturing partner is in hand, which we believe will enable significant price reduction, if materialized

*Costs validated by multiple process development and manufacturing partners

‡Loading level of b-silk™ varies by product, performance targets, product cost targets and combinations with other ingredients

BOLT THREADS Growth Strategy — 49

Success with b - silk Ρ unlocks variants and additional biomaterials in readiness pipeline — W e believe our systematic, repeatable process to discover and commercialize new materials in key markets will continue to unlock more than product variants — we believe it will yield valuable IP and solve critical problems across industries. Growth Strategy — 50

Fully Commercial Growth Phase B - silk Œ Product Extensions: BT - 2145 BT - 2163 BT - 2192 * Prototype - scale material Demonstration » product application development » early - Commercial scale - up & Manufacturing » Mylo Œ Lab Testing » 28 , 127 compounds found in our 13 + years of R&D BOLT THREADS’ Product Platform PIPELINE BT - 2173 BT - 2108 BT - 2154 * Microsilk Œ BT - 2004 B - silk Œ » IP / patent Filing volume » Growth Strategy — 51 *BT - #### code names represent product development candidates from a diverse range of biomaterials protected under IP

wAY BETTER MATERIALS – for a way better world. Join us. Growth Strategy — 52

Appendix 07

Sources Appendix — 54 8. Global Market Insights , “Silicone Market - By Product (Fluids, Resins, Elastomers), By Application (Transportation, Construction, Electronics, Industrial Process, Healthcare, Personal Care & Consumer Goods) & Forecast, 2022 - 2030”. July 2022. Chapter 6.7 Available on Global Market Insights, https://www.gminsights.com/industry - analysis/silicone - market - , accessed on September 01, 2023 9. Grand View Research, “Silicone Market Size, Share & Trends Analysis Report By Product (Fluids, Gels, Resins, Elastomers), By End - use (Electronics, Transportation, Construction, Healthcare, Industrial Processes, Energy), By Region, And Segment Forecasts, 2023 - 2030” Chapter 5.6 .1 Available on Grand View Website, https://www.grandviewresearch.com/industry - analysis/silicone - market, accessed on September 01, 2023 10. Megan Willett - Wei and Skye Gould. Inside, “These 7 Companies Control Almost Every Single Beauty Product You Buy” May 18, 2017. Insider Website, https://www.insider.com/companies - beauty - brands - connected - 2017 - 5, accessed on September 1, 2023. 11. “Recombinant Protein Polymers: A Coming Wave of Personal Care Ingredients.” ACS Biomaterials Science and Engineering , 2020. Available at ACS Website, https://pubs.acs.org/doi/10.1021/acsbiomaterials.0c01038, accessed on September 1, 2023 12. Customer Reviews, Eighteen - B Skincare Products with b - silk TM . 13. “B - Silk for Hair Care Trial Comparison 1% B - Silk, 5% Silicone Elastomer formulations in Curl Retention Serum” Ginger King. November 2021. [Unpublished 3rd Party Report] 14. Consumer Reviews of GRO Revitalizing Shampoo and Conditioner Kit, Vegamour Website, https://vegamour.com/products/gro - revitalizing - shampoo - conditioner - kit, accessed on September 1, 2023. 15. “Direct Comparison of a Silicone - containing Sunscreen Formula Versus All - Natural Counterpart with B - Silk Protein” Ginger King. October 2021. [Unpublished 3rd Party Report] 16. “B - Silk in Color Cosmetics: Mascara Study” Ginger King. June 2021. [Unpublished 3rd Party Report] 17. Chief Product Officer from prospective customer "b - silk customer feedback during mascara formulation testing stage" To Chelsi Oestreich. 18. “B - Silk in Color Cosmetics: Mascara Study” Ginger King. June 2021. [Unpublished 3rd Party Report] 19. “B - Silk for Color Cosmetic: 3 - in - 1 Color Cream Study” Ginger King. June 2021. [Unpublished 3rd Party Report] 1. L’Oreal, "Inside Our Products," L’Oreal Website, https://inside - our - products. loreal.com/ingredients/silicones, accessed September 1, 2023. 2. Craig Bettenhausen, “Swapping Out Silicone In Our Skin And Hair Products” Chemical & Engineering News , May 2023, https://cen.acs.org/business/consumer - products/Swapping - silicone - skin - hair - products/101/i17, accessed on September 1, 2023 3. “10 Reasons Why Silicone Is Bad For Your Skin” Fitﬂow Beauty, July 2019, https://ﬁtglowbeauty.com/blogs/ﬁtglow - blog/10 - reasons - why - silicone - is - bad - for - your - skin, accessed on September 1, 2023 4. Jarnot, Jeannie. “Silicone’s Place In Beauty” Beauty Heros , April, 2023. https://www.beauty - heroes.com/blog/silicones - in - beauty - products - environmental - impact/, accessed on September 1, 2023 5. Bettenhausen, Craig. “Swapping Out Silicone In Our Skin And Hair Products” Chemical & Engineering News , May 2023, https://cen.acs.org/business/consumer - products/Swapping - silicone - skin - hair - products/101/i17, accessed on September 1, 2023 6. Unilever , “How We’re Making Our Product Formulations Biodegradable” Unilever Website, July 2021, https://www.unilever.com/news/news - search/2021/how - we - are - working - to - make - our - product - form ulatio ns - biodegradable/ , accessed on September 1, 2023 7. Grand View Research, “Silicone Market Size, Share & Trends Analysis Report By Product (Fluids, Gels, Resins, Elastomers), By End - use (Electronics, Transportation, Construction, Healthcare, Industrial Processes, Energy), By Region, And Segment Forecasts, 2023 - 2030” Chapter 5.6 Available on Grand View Website, https://www.grandviewresearch.com/industry - analysis/silicone - market, accessed on September 01, 2023

B-SILK™ SALES PIPELINE



QUALIFIED PROSPECTS
AWARENESS
(Presentation Done)
INTEREST
(NDA in Place)
INTENT
(Sample Sent)
CONSIDERATION
(R&D in Progress)
DECISION
(Product Approval & Forecast)
DEAL CLOSED

25
2
5

MARKET PENETRATION VIA:

+ Direct to Customer
+ CM / CMO
+ Ingredient Manufacturers / Distributors

5
4

1. Prove ingredient efficacy and impact for market share growth based on new claims, market positioning, new brands identity or regulatory constraint

3

2. R&D formulation work to be approved by Product Dev and Brand Directors
3. Packaging Design
4. Regulatory work (Sustainability, compatibility, safety, claims validation, market registration)

2

5. Ordering for manufacturing and committed forecast for replenishment (Usually the first order represents 75% of the annual demand)

1. *The 46 targeted customers represent 80% of the BPC market share*
2. *Successful customer penetration is expected to support exponential growth (multiple SKU inclusion)*

BOLT THREADS

Appendix — 55

BPC skin and hair care retail market size Source: Euromonitor 2021 Report Appendix — 56 hair retail market size source: Grand View Research - 2021 report Appendix — 57

BOLT TARGETS SILICONE ELASTOMER AND ADDS ADDITIONAL BENEFITS

- B-silk™ has two defined applications:
  - Silicone Elastomer replacement
  - Specialty Ingredient (Cosmetic Active Ingredient)

	SILICONE ELASTOMERS	SPECIALTY INGREDIENTS (AI)
Market Size (*)	• Global Silicone Market is about $16.7B-$19.9B • 60% of the market is captured by: Wacker, Elkem, Dow and Shinetsu • Silicone Elastomers represent 20% of this market (personal and household care)	• The global market for Cosmetics Active Ingredients is estimated at US$3.5 Billion in the year 2022 • Projected to reach US$5.5 Billion by 2030, growing at a CAGR of 5.9%
Market Price Point	• Fluids (commodity at $2-5/kg) • Silicone Elastomers (sensorial $20-25/kg and additional active claims $100-140/kg)	• $400 - $1500/kg (clinical and lab substantiation)
Opportunity‡	• Silicone Elastomers represents 20% of the Global revenue: $3.3B-$4.0B	• B-silk™ offers benefit claims that can capture around 15% of the active ingredient market: $0.525B

(*) Sources: GMI Global Market Insights; RESEARCH AND MARKETS THE WORLD'S LARGEST MARKET RESEARCH STORE

‡Management estimate based on third-party research

BOLT THREADS

Appendix — 58

RISK FACTORS Risk Factors — 59 All references below to “Bolt,” the “Company,” “we,” “us” or “our” refer to the business of Bolt Threads, Inc . The risks presented below are certain of the general risks related to the business of the Company and the Business Combination, and such list is not exhaustive . The list below is qualiﬁed in its entirety by disclosures contained in future documents ﬁled or furnished by the Company and Golden Arrow Merger Corp . (“Golden Arrow”), with the U . S . Securities and Exchange Commission (“SEC”), including the documents ﬁled or furnished in connection with the proposed transactions between the Company and Golden Arrow . The risks presented in such ﬁlings will be consistent with those that would be required for a public company in its SEC ﬁlings, including with respect to the business and securities of the Company and Golden Arrow and the proposed transactions between the Company and Golden Arrow, and may differ signiﬁcantly from and be more extensive than those presented below . Risks Related to Bolt’s Financial Position 1. Bolt Threads has a history of net losses and its ability to achieve or maintain proﬁtability in the future is uncertain. 2. Bolt’s operating results may ﬂuctuate signiﬁcantly as a result of a variety of factors, including, but not limited to, end market demand, timing of regulatory actions and variation in manufacturing costs, many of which are outside of its control. 3. Bolt will incur signiﬁcant expenses and capital expenditures in the future to execute its business plan and it may be unable to adequately control its expenses or raise additional capital on favorable terms, if at all. 4. Bolt may not be able to generate sufficient cash to service all of its debt and operating lease obligations, and may be forced to take other actions to satisfy its obligations under its debt and operating lease obligations, which may not be successful. 5. Despite its current signiﬁcant indebtedness, Bolt may be able to incur more debt in the future, which could further exacerbate the risks of leverage, including the ability to service its indebtedness. 6. A limited number of customers, distributors and collaboration partners account for a material portion of Bolt’s revenues. The loss of major customers, distributors or collaboration partners could harm Bolt’s operating results. 7. Bolt is subject to a number of restrictive debt covenants under its loan agreements. 8. Bolt’s ability to use net operating losses to offset future taxable income will be subject to certain limitations as a result of the Business Combination and related transactions. Risks Related to Bolt’s Products and Operations 9. Bolt’s b - silk Œ and future product candidates may not achieve market success. If Bolt’s products do not achieve market success, it may be unable to generate signiﬁcant revenues. 10. Bolt may be unable to manage rapid growth effectively, and its ability to successfully implement its business plan will depend on a number of factors outside of its control. 11. B - silk Œ pricing and availability may be impacted by factors out of Bolt’s control, including, but not limited to, end market demand, variation in manufacturing costs, and supplier availability. 12. If Bolt's manufacturing costs materially increase, Bolt would have to raise its prices, which could negatively impact its ability to gain new customers and keep existing customers. 13. Bolt has limited experience in marketing and selling b - silk Œ , and if it is unable to gain market acceptance from consumer product companies and others, its business may be adversely affected. 14. The loss of one or more of Bolt’s signiﬁcant customers, a signiﬁcant reduction in their orders, their inability to perform under their contracts, or a signiﬁcant deterioration in their ﬁnancial condition could have a material adverse effect on its business, results of operations, and ﬁnancial condition. 15. Bolt's estimated contracted revenue vary from purchase orders on an “as needed” basis to contracts with minimum purchase obligations, and the failure of Bolt's customers to continue placing orders or to abide by their contracts could have a material adverse effect on Bolt's operations and ﬁnancial results. 16. Bolt currently relies on a single manufacturing facility for all of its manufacturing needs and in the future intends to rely on a small number of manufacturing facilities both in the U.S. and internationally. 17. If Bolt is unable to ensure the safety of its products or if consumers perceive its products as unsafe, its business may be adversely affected. 18. Bolt has limited experience in producing large quantities of b - silk Œ and may not be able to cost - effectively produce b - silk Œ sufficient to meet customer demand in a timely or economical manner. 19. Bolt may face challenges producing its products at commercial scale and at commercially viable cost, and it may not be able to commercialize its products to the extent necessary to make a proﬁt or sustain and grow its current business. 20. B - silk Œ is manufactured in part through fermentation equipment owned by a number of different suppliers. If Bolt is unable to maintain adequate fermentation capacity with its suppliers or increase fermentation capacity as it grows, it may be unable to produce a sufficient amount of b - silk Œ . 21. Certain contracts granting exclusivity rights to customers may limit Bolt’s ability to sell products in certain markets. 22. Bolt may face, substantial competition from incumbent materials as well as other new entrants, and if Bolt is unable to continue developing innovative products and technologies and/or scale its production, Bolt may fail to gain, or may lose, market share to its competitors. 23. If Bolt is not able to successfully commence, scale up or sustain operations at existing and planned manufacturing facilities, its customer relationships, business and results of operations may be adversely affected. 24. Bolt’s ﬁnancial results could vary materially from quarter to quarter and are difficult to predict. 25. Bolt utilizes subcontractor manufacturers to make its products. The failure of these manufactures to make products of sufficient quality on a timely basis or customers' refusal to purchase these products, could have a material adverse effect on Bolt's competitive advantage and ﬁnancial results. 26. Because Bolt manufactures components for consumer products that are applied to human skin, it is subject to, or affected by, certain product and manufacturing regulations, for which compliance can be costly and time consuming. In addition, it may be subject to personal injury or product liability claims as a result of human exposure from its customers’ products that may not be covered by insurance and could require it to pay substantial sums. 27. Bolt may not be able to protect adequately its patents and other intellectual property assets, which could adversely affect its competitive position and reduce the value of its products, and litigation to protect its patents and intellectual property assets may be costly. 28. Third parties may claim that Bolt infringes on their proprietary rights and may prevent Bolt from commercializing and selling its products. 29. Bolt relies in part on trade secrets to protect its technology, and its failure to obtain or maintain trade secret protection could limit its ability to compete.

RISK FACTORS Cont. Risk Factors — 60 30. Bolt depends on key personnel. 31. Bolt's management has limited experience in operating a public company 32. An increase in Bolt's shipping and freight costs could have a material adverse effect on Bolt’s ﬁnancial results because it may not be able to pass - through all of these increased costs to its customers. 33. If Bolt experiences a signiﬁcant disruption in its information technology systems, including security breaches, or if Bolt fails to implement new systems and software successfully, its business operations and ﬁnancial condition could be adversely affected. 34. Government regulation of Bolt’s business is extensive and the process for obtaining regulatory approvals is resource - intensive, with no assurances of obtaining approvals. 35. Changes in government regulation may require Bolt to modify its operations, including formulations that Bolt utilizes in its products. 36. Global economic and ﬁnancial market conditions, including severe market disruptions and the potential for a signiﬁcant and prolonged global economic downturn, could impact Bolt’s business operations in a number of ways, including, but not limited to, reduced demand in key customer end - markets, such as cosmetics and personal care products. Risks Related to the Proposed Business Combination 37. The ability of Golden Arrow stockholders to exercise redemption rights with respect to a large number of shares could deplete Golden Arrow’s trust account prior to the Business Combination and thereby diminish the amount of working capital of the ultimate holding company after the transaction (“Bolt Pubco”). 38. Directors and officers of Golden Arrow have potential conﬂicts of interest in recommending that stockholders vote in favor of approval of the Business Combination. 39. Golden Arrow stockholders will have a reduced ownership and voting interest after the Business Combination and will exercise less inﬂuence over management. 40. Golden Arrow Sponsor, LLC (the “Sponsor”) has agreed to indemnify Bolt Pubco for any excise tax to which it is subjected under the Inﬂation Reduction Act of 2022 as a result of stockholder redemptions made in 2023. The Sponsor will be permitted to sell shares of Bolt Pubco common stock after the close of the business combination to pay for the excise tax, which could negatively impact the stock price of Bolt Pubco’s shares. 41. Golden Arrow’s initial stockholders, directors, officers, advisors, and their affiliates may purchase shares or public warrants from public stockholders, which may reduce the public “ﬂoat” of Golden Arrow’s Class A common stock. 42. The Business Combination may not be completed by Golden Arrow’s business combination deadline in its organizational documents, as amended to date, and Golden Arrow may fail to obtain an extension of the business combination deadline. 43. There can be no assurance that the contemplated transaction will achieve the objectives of providing Bolt Pubco with sufficient capital, and if Bolt Pubco requires additional capital to fund its operations or expected growth, there can be no assurance that it will be able to obtain such funds on attractive terms or at all, and Bolt Pubco stockholders may experience dilution as a result. 44. Bolt and Golden Arrow have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting, and ﬁnancial advisory fees. 45. While Bolt and Golden Arrow work to complete the Business Combination, management’s focus and resources may be diverted from operational matters and other strategic opportunities. 46. Bolt’s operations may be restricted during the pendency of the Business Combination pursuant to terms of the Business Combination Agreement. 47. The announcement of the Business Combination could disrupt Bolt’s relationships with its customers, suppliers and others, as well as its operating results and business generally. 48. Uncertainty about the effect of the Business Combination may affect Bolt’s ability to retain key employees and integrate management structures and may negatively impact its management, strategy and results of operations. 49. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisﬁed or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. 50. Bolt Pubco may incur successor liabilities due to conduct arising prior to the completion of the Business Combination. 51. Subsequent to the completion of the Business Combination, Bolt Pubco may be exposed to unknown or contingent liabilities and may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a signiﬁcant negative effect on its ﬁnancial condition, results of operations and the price of its securities, which could cause you to lose some or all of your investment. 52. The obligations associated with being a public company will involve signiﬁcant expenses and will require signiﬁcant resources and management attention, which may divert from Bolt’s business operations. 53. Bolt’s management and current resources may not successfully or effectively manage the transition to a public company. 54. Future sales of common stock after the consummation of the Business Combination may cause the market price of Bolt’s common stock to drop signiﬁcantly, even if Bolt’s business is doing well. 55. Following the Business Combination, outstanding warrants will become exercisable for Bolt Pubco’s common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to Bolt Pubco’s stockholders. 56. Bolt Pubco’s audited ﬁnancial position and results of operations may differ materially from the unaudited pro forma ﬁnancial information presented to investors. 57. Bolt Pubco does not intend to pay cash dividends for the foreseeable future. 58. Bolt Pubco may not meet Nasdaq or another national securities exchange’s initial listing criteria, and even if it does, Nasdaq or another national securities exchange may not continue to list Bolt Pubco’s securities on its exchange; which could limit the ability of investors in Bolt Pubco to make transactions in Bolt Pubco’s securities and subject Bolt Pubco to additional trading restrictions. 59. If the Business Combination’s beneﬁts do not meet the expectations of investors or securities analysts, the market price of Golden Arrow’s securities or, following the consummation of the Business Combination, Bolt Pubco’s securities, may decline. 60. If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about Bolt Pubco’s business, the price and trading volume of its securities could decline.

RISK FACTORS Cont. Risk Factors — 61 61. There has been no prior public market for Bolt’s securities. The stock price of Bolt Pubco’s common stock may be volatile or may decline regardless of its operating performance, and you may not be able to resell your shares at or above the subscription price. 62. Bolt Pubco will have broad discretion in the use of the proceeds from the Business Combination and may not use them effectively or in ways with which the investors agree. 63. Anti - takeover provisions contained in Bolt Pubco’s restated certiﬁcate of incorporation and amended and restated bylaws, as well as provisions of Delaware law, could impair a takeover attempt. 64. Claims for indemniﬁcation by Bolt Pubco’s directors and officers may reduce its available funds to satisfy successful third - party claims against it and may reduce the amount of money available to it. 65. Legal proceedings may be instituted against the Business Combination, which could delay or prevent or otherwise adversely impact the Business Combination.